- Schedule of Mortgage Servicing Rights at Carrying Value (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	$ 137,774	$ 129,163
Accumulated Amortization	(64,608)	(53,006)
Net Carrying Amount	73,166	76,157
Mortgage servicing rights
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	13,612	9,588
Accumulated Amortization	(4,806)	(3,931)
Net Carrying Amount	$ 8,806	$ 5,657